Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Enterprise Stone & Lime Co., Inc. (the “Company”) on Form 10-Q for the quarter ended August 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Donald L. Detwiler, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)              the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)           the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2013

/s/ Donald L. Detwiler
Donald L. Detwiler
Chief Executive Officer